Exhibit 99.1

AMSC Reports First Quarter Fiscal Year 2026 Financial Results and Business Outlook

First Quarter Financial Highlights:

• Increased Revenue by 30% Year-over-Year to a Record Level Exceeding $90 Million

• Reported Record Total Orders Above $130 Million Driven by the Utility-Sector Mining Developments

• Nearly Quadrupled Operating Cash Flow to $16 million

Company to host conference call tomorrow, August 6th, at 10:00 am ET

Ayer, MA – August 5, 2026 – AMSC (Nasdaq: AMSC), a leading provider of power control solutions that harmonize an increasingly complex energy system and enable customers to scale their operations without added complexity or size, today reported financial results for its first quarter ended June 30, 2026 of fiscal year 2026.

Revenues for the first quarter of fiscal 2026 were $94.1 million compared with $72.4 million for the same period of fiscal 2025. The year-over-year increase was driven by organic growth and the acquisition of Comtrafo.

AMSC reported net income for the first quarter of fiscal 2026 of $9.5 million, or $0.21 per share, compared to $6.7 million, or $0.17 per share, for the same period of fiscal 2025. The Company’s non-GAAP net income for the first quarter of fiscal 2026 was $7.6 million, or $0.17 per share, compared with a non-GAAP net income of $11.6 million, or $0.30 per share, in the same period of fiscal 2025. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents, and restricted cash on June 30, 2026, totaled $153.1 million, compared with 147.6 million at March 31, 2026.

"Our first quarter results mark a powerful start, pushing our quarterly revenue past $90 million with 30% year-over-year growth," said Daniel P. McGahn, Chairman, President, and CEO, AMSC. "This quarter, we saw accelerated market demand with orders over $130 million led by utility-sector mining developments and traditional energy markets. With a robust 12-month backlog exceeding $300 million and a strengthening cash position, we have set our sights on growth and believe we are well positioned for gross margin improvement in the second half of the fiscal year."

AMSC Reports Q1 FY26 Results	Page 2

Business Outlook

For the second quarter ending September 30, 2026, AMSC expects that its revenues will exceed $85.0 million. The Company’s net income for the second quarter of fiscal 2026 is expected to exceed $1.0 million, or $0.02 per share. The Company's net income guidance assumes no changes in fair value of contingent consideration. The Company's non-GAAP net income (as defined below) is expected to exceed $8.0 million, or $0.17 per share.

Conference Call Reminder

In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time on Thursday, August 6, 2026, to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at https://ir.amsc.com. The live call can be accessed by dialing 1-844-481-2802 or 1-412-317-0675 and asking to join the AMSC call. A replay of the call may be accessed 2 hours following the call by dialing 1-855-669-9658 and using conference passcode 1002152.

About AMSC (Nasdaq: AMSC)

Guided by a belief in the power of next, AMSC is a leading provider of power controls solutions that apply innovation and creativity to address today's challenges and enable a more resilient and sustainable energy future. Driven by the purpose "to power progress," the Company integrates future-facing technologies to balance the global demand for clean energy with reliable, efficient power delivery. AMSC delivers advanced grid systems and engineering services to optimize network reliability, provides ship protection and power management solutions to enhance fleet efficiency and safety, and supplies electronic controls and designs that reduce wind energy costs. Beyond these systems, the Company provides capabilities in industrial process and control alongside environmental and emission control to ensure operational efficiency across the entire energy infrastructure. The Company's solutions are optimizing power network, increasing the safety of navy fleets, and powering gigawatts of renewable energy globally. Founded in 1987, AMSC is headquarters near Boston, Massachusetts with operations in Asia, Australia, Brazil, Europe, and North America. For more information, please visit www.amsc.com.

© 2026 AMSC, AMSC, American Superconductor, Comtrafo, Neeltran, NEPSI and NWL are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

AMSC Reports Q1 FY26 Results	Page 3

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in Section 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements in this release regarding our goals and strategies; expanded addressable market and data center demand; order pipeline and backlog expectations; organic growth; expected gross margin improvements; acquisition integrations and benefits; business diversification, including through expanding end markets and entering new sectors; strengthening customer relationships; strong momentum; building a more resilient and profitable company; our expected GAAP and non-GAAP financial results for the quarter ending September 30, 2026; and other statements containing the words "believes," "anticipates," "plans," "expects," "will" and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: If we fail to implement our business strategy successfully, our financial performance could be harmed; We may not realize all of the sales expected from our backlog of orders and contracts; We rely upon third-party suppliers for the components and subassemblies of many of our Grid and Wind products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; We may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; Our business and operations may be materially adversely impacted in the event of a failure or security breach of our or any critical third parties’ IT Systems or Confidential Information; Our contracts with the U.S. and Canadian governments are subject to audit, modification or termination by such governments and include certain other provisions in favor of the governments. The continued funding of such contracts may remain subject to annual legislative appropriation, which, if not approved, could reduce our revenue and lower or eliminate our profit; Changes in U.S. government defense spending could negatively impact our financial position, results of operations, liquidity and overall business; Our performance on contracts with the U.S. Department of Defense may result in restrictions to our ability to repurchase our common stock or U.S. government denial of Foreign Military Sales or ceasing of assistance for international Direct Commercial Sales; Failure to comply with evolving data privacy and data protection laws, regulations, and other obligations, or to otherwise protect personal data, may adversely impact our business and financial results; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; A significant portion of our Wind segment revenues are derived from a single customer. If this customer’s business is negatively affected, it could adversely impact our business; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Many of our revenue opportunities are dependent upon subcontractors and other business collaborators; Problems with product quality or product performance may cause us to incur warranty expenses or product liability charges and may damage our market reputation and prevent us from achieving increased sales and market share; Many of our customers outside of the United States may be either directly or indirectly related to governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; We have had limited success marketing and selling our superconductor products and system-level solutions, including our REG system, and our failure to more broadly market and sell our products and solutions could lower our revenue and cash flow; We or third parties on whom we depend may be adversely affected by natural disasters, including events resulting from climate change, and our business continuity and disaster recovery plans may not adequately protect us or our value chain from such events; Uncertainty surrounding our prospects and financial condition may have an adverse effect on our customer and supplier relationships; Pandemics, epidemics, or other public health crises may adversely impact our business, financial condition and results of operations; Changes in valuation allowance of deferred tax assets may affect our future operating results; If we fail to maintain proper and effective internal control over financial reporting on business acquisitions, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; We have not been historically profitable, and there can be no assurance that we will sustain our recent profitability; we have a history of negative operating cash flows, and we may require additional financing in the future, which may not be available to us; Changes in exchange rates could adversely affect our results of operations; We may be required to issue performance bonds, which restricts our ability to access any cash used as collateral for the bonds; Adverse changes in domestic and global economic conditions could adversely affect our operating results; The ongoing conflict between the United States, Israel, and Iran has disrupted global energy markets and supply chains and could adversely affect our business, financial condition, and results of operations; Our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; Our products face competition, which could limit our ability to acquire or retain customers; We have operations in, and depend on sales in, emerging markets, including Latin America and India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets. Changes in Brazil’s or India’s political, social, regulatory and economic environment may affect our financial performance; Industry consolidation could result in more powerful competitors and fewer customers; Evolving and varied expectations on environmental sustainability and social initiatives could adversely impact our business and financial results; Growth of the wind energy market depends largely on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy; Lower prices for other energy sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our Wind business; Our technology and products could infringe intellectual property rights of others, which may require costly litigation and, if we are not successful, could cause us to pay substantial damages and disrupt our business; We may be unable to adequately prevent disclosure of trade secrets and other proprietary information; Our patents may not provide meaningful or long-term protection for our technology, which could result in us losing some or all of our market position; Third parties have or may acquire patents that cover the materials, processes and technologies we use or may use in the future to manufacture our Amperium products, and our success depends on our ability to license such patents or other proprietary rights; There are a number of technological challenges that must be successfully addressed before our superconductor products can gain widespread commercial acceptance, and our inability to address such technological challenges could adversely affect our ability to acquire customers for our products; Our common stock has experienced, and may continue to experience, market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention; Unfavorable results of legal proceedings could have a material adverse effect on our business, operating results and financial condition; and the other important factors discussed under the caption "Risk Factors" in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2026, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q1 FY26 Results	Page 4

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended
	June 30,
	2026	2025
Revenues
Grid	$76,323	$60,087
Wind	17,750	12,271
Total revenues	94,073	72,358

Cost of revenues	69,347	47,869

Gross margin	24,726	24,489

Operating expenses:
Research and development	3,925	4,304
Selling, general and administrative	18,618	14,204
Amortization of acquisition-related intangibles	466	337
Change in fair value of contingent consideration	(8,115)	—
Total operating expenses	14,894	18,845

Operating income	9,832	5,644

Interest income, net	1,537	932
Other (expense)/income, net	(617)	347
Income before income tax expense	10,752	6,923

Income tax expense	1,262	199

Net income	$9,490	$6,724

Net income per share of common stock
Basic	$0.21	$0.17
Diluted	$0.20	$0.17

Weighted average number of common shares outstanding
Basic	45,995	38,875
Diluted	47,124	39,742

AMSC Reports Q1 FY26 Results	Page 5

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	June 30, 2026	March 31, 2026
ASSETS
Current assets:
Cash and cash equivalents	$143,707	$140,693
Accounts receivable, net	80,736	69,381
Inventory, net	98,017	103,748
Prepaid expenses and other current assets	16,267	14,367
Restricted cash	3,785	3,548
Total current assets	342,512	331,737

Property, plant and equipment, net	98,755	89,775
Intangibles, net	12,680	13,548
Right-of-use assets	3,750	3,897
Goodwill	176,678	175,376
Restricted cash	5,621	3,312
Deferred tax assets	119,754	119,474
Equity-method investments	1,378	1,333
Other assets	1,089	1,029
Total assets	$762,217	$739,481

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$50,698	$46,545
Lease liability, current portion	1,327	1,238
Contingent consideration, current portion	3,959	12,808
Deferred revenue, current portion	84,896	77,936
Total current liabilities	140,880	138,527

Deferred revenue, long term portion	17,722	15,395
Lease liability, long term portion	2,570	2,762
Contingent consideration, long-term portion	27,930	26,721
Other liabilities	641	629
Total liabilities	189,743	184,034

Stockholders' equity:
Common stock, $0.01 par value, 75,000,000 shares authorized; 48,850,479 and 48,035,691 shares issued and 48,447,121 and 47,632,340 shares outstanding at June 30, 2026 and March 31, 2026, respectively	489	480
Additional paid-in capital	1,487,303	1,481,476
Treasury stock, at cost, 403,351 at June 30, 2026 and March 31, 2026	(3,765)	(3,765)
Accumulated other comprehensive income (loss)	5,773	4,072
Accumulated deficit	(917,326)	(926,816)
Total stockholders' equity	572,474	555,447
Total liabilities and stockholders' equity	$762,217	$739,481

AMSC Reports Q1 FY26 Results	Page 6

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended June 30,
	2026	2025
Cash flows from operating activities:

Net income	$9,490	$6,724
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	2,647	1,229
Stock-based compensation expense	5,264	4,526
Provision for excess and obsolete inventory	1,073	711
Amortization of operating lease right-of-use assets	247	243
Deferred income taxes	(272)	7
Earnings from equity method investments	(46)	(293)
Change in fair value of contingent consideration	(8,115)	—
Other non-cash items	12	140
Changes in operating asset and liability accounts:
Accounts receivable	(11,119)	(8,512)
Inventory	4,947	(1,046)
Prepaid expenses and other assets	(1,884)	(5,084)
Operating leases	(203)	(64)
Accounts payable and accrued expenses	4,717	6,321
Deferred revenue	9,255	(777)
Net cash provided by operating activities	16,013	4,125

Cash flows from investing activities:
Purchases of property, plant and equipment	(10,438)	(814)
Change in other assets	(51)	79
Net cash used in investing activities	(10,489)	(735)

Cash flows from financing activities:
Proceeds from public equity offering, net of offering expenses	—	124,577
Net cash provided by financing activities	—	124,577

Effect of exchange rate changes on cash	36	71

Net increase in cash, cash equivalents and restricted cash	5,560	128,038
Cash, cash equivalents and restricted cash at beginning of period	147,553	85,381
Cash, cash equivalents and restricted cash at end of period	$153,113	$213,419

AMSC Reports Q1 FY26 Results	Page 7

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands, except per share data)

	Three Months Ended June 30,
	2026	2025
Net income	$9,490	$6,724
Stock-based compensation	5,264	4,526
Amortization of acquisition-related intangibles	976	337
Change in fair value of contingent consideration	(8,115)	—
Non-GAAP net income	$7,615	$11,587

Non-GAAP net income per share - basic	$0.17	$0.30
Non-GAAP net income per share - diluted	$0.16	$0.29
Weighted average shares outstanding - basic	45,995	38,875
Weighted average shares outstanding - diluted	47,124	39,742

Reconciliation of Forecast GAAP Net Income to Non-GAAP Net Income

(In millions, except per share data)

Three Months Ending
September 30, 2026
Net income	$1.0
Stock-based compensation	6.3
Amortization of acquisition-related intangibles	0.7
Non-GAAP net income	$8.0
Non-GAAP net income per share	$0.17
Shares outstanding	46.5

AMSC Reports Q1 FY26 Results	Page 8

Note: Non-GAAP net income is defined by the Company as net income before stock-based compensation; amortization of acquisition-related intangibles; change in fair value of contingent consideration, other non-cash or unusual charges, and the tax effect of adjustments calculated at the relevant rate for our non-GAAP metric. The Company believes non-GAAP net income and non-GAAP net income per share assist management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance. Actual GAAP and non-GAAP net income for the fiscal quarter ending September 30, 2026, including the above adjustments, may differ materially from those forecasted in the table above, including as a result of changes in the fair value of contingent consideration.

Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measure included in this release, however, should be considered in addition to, and not as a substitute for or superior to, net income or other measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP net income is set forth in the table above.

Contacts:

AMSC Director, Communications:

Nicol Golez

978-399-8344

Nicol.Golez@amsc.com

Investor Relations:

Carolyn Capaccio

Phone: (212) 838-3777

amscIR@allianceadvisors.com

Public Relations:

Joe Luongo

(914) 906-5903

jluongo@rooneypartners.com